EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED: March 31, 2012

In re: United Solar Ovonic LLC	Case Number: 12-43167

Chapter 11

Judge: Hon. Thomas J. Tucker
Debtor.

United Solar Ovonic LLC/

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:

Operating Statement	(Form 2)
Balance Sheet	(Form 3)
Summary of Operations	(Form 4)
Monthly Cash Statement	(Form 5)
Statement of Compensation	(Form 6)
Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases, is in effect; and

(If not, attach a written explanation)	YES ☒ NO ☐

3.	That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases are current.

(If not, attach a written explanation)	YES ☒ NO ☐

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES ☒ NO ☐

5.	All United States Trustee Quarterly fees have been paid and are current.

YES ☒ NO ☐

6.	Have you filed your pre-petition tax returns?

(If not, attach a written explanation)	YES ☒ NO ☐

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: April 23, 2012	United Solar Ovonic LLC
Debtor in Possession

/s/ William C. Andrews

Title: William C. Andrews
Chief Financial Officer Phone: 248-299-6047

Form 1

OPERATING STATEMENT (P&L)(1)

Period Ending: March 31, 2012

Case No: 12-43167

	Current Month	Total Since Filing
Total Revenue	$3,661,904	$6,999,719
Cost of Sales(2)	6,065,470	10,418,977

GROSS PROFIT	(2,403,566)	(3,419,258)
EXPENSES:
Officer Compensation	26,667	40,000
Salary/Wages Expenses	639,108	1,051,262
Employee Benefits & Pensions	196,089	344,912
Payroll Taxes	69,661	129,990
Other Taxes	9,526	12,505
Rent and Lease Expense	198,320	290,596
Interest Expense(3)	2,131,104	3,306,868
Property Insurance	1,054	1,630
Automobile and Truck Expense	—	—
Utilities	38,329	38,517
Depreciation	24,746	35,196
Travel and Entertainment	34,418	39,259
Repairs and Maintenance	2,918	2,918
Advertising	—	—
Other – Miscellaneous	585,983	632,731
Other – Loss on Asset Disposal	1,446,690	1,446,690
Other Specify – European Costs	247,473	388,515
Other Specify – Restructuring	363,442	363,442

TOTAL EXPENSES:	6,015,529	8,125,031
OPERATING PROFIT	(8,419,095)	(11,544,289)
Add: Non-Operating Income
Total Interest Income	—	—
Other (Income)	191,225	135,581
Less: Non-Operating Expenses
Professional Fees(4)	1,061,250	1,446,000
Other – Income Taxes	(227,076)	(216,206)

NET INCOME/(LOSS)	$(9,444,494)	$(12,909,663)

(1)	The operating statement and balance sheet were prepared using accrual accounting.
(2)	Product sold during this period had an inventory value of $3,473,389.14. The balance of cost of sales is unabsorbed variance due to the production shutdown.
(3)	The effective annual interest rate for March 31, 2012 was 10.2%.
(4)	Professional fees are estimates.

Form 2

BALANCE SHEET

Period Ending: March 31, 2012

Case No: 12-43167

	Current Month	Prior Month	At Filing
ASSETS:
Cash and Cash Equivalents	$5,420,063	$4,491,493	$4,378,158
Investments	—	—	—
Inventories, Net	35,298,334	38,926,078	41,727,690
Accounts Receivable – Intercompany – USO CDN	1,773,987	1,772,238	1,788,754
Accounts Receivable Intercompany SIT	23,502,405	23,497,497	23,497,497
Accounts Receivable Trade – Net	12,451,980	12,424,029	10,597,737
Land and Buildings	24,397,111	29,010,567	29,010,567
Furniture, Fixtures & Equipment	36,964,030	39,783,946	39,507,745
Accumulated Depreciation	(7,747,471)	(12,655,713)	(12,471,130)
Restricted Cash	4,374,728	5,648,736	5,950,000
Prepaid	742,863	904,397	664,094
Investment in Subsidiaries	3,337,474	3,094,718	3,064,408
Other Assets	2,473,445	1,776,152	2,053,050

TOTAL ASSETS	$142,988,950	$148,674,139	$149,768,570

LIABILITIES:
Post-petition Liabilities:
Accounts Payable Trade – Net	199,135	359,248	—
Accounts Payable Intercompany ECD	—	(103,853)	—
Accounts Payable Intercompany USO EU	214,581	78,045	—
Lease Payable	—	—	—
Warranty	119,244	—	—
Other Current Liabilities	493,950	121,093	—
Accrued Salaries and Wages	283,298	274,874	—
Accrued Taxes	209,800	134,252	—
Accrued Other	1,368,165	348,615	—

TOTAL Post-petition Liabilities	2,888,172	1,212,274	—
Secured Liabilities:
Secured Accounts Payable – ECD	5,000,000	5,000,000	5,000,000

Pre-petition Liabilities:
Accounts Payable Trade – Net	6,676,736	6,676,736	6,676,736
Accounts Payable Intercompany ECD	795,485,836	793,295,055	792,119,291
Accounts Payable Intercompany SIT	600,241	600,241	600,241
Accounts Payable Unsecured Liabilities	—	—	—
Lease Payable	19,502,614	19,609,987	19,627,288
Warranty	10,272,209	10,272,209	10,272,209
Other Current Liabilities	637,324	637,324	637,324
Accrued Salaries and Wages	677,100	677,100	677,100
Accrued Taxes	636,431	636,431	636,431
Accrued Other	2,711,705	2,711,705	2,711,705

TOTAL Pre-petition Liabilities	837,200,196	835,116,789	833,958,326
TOTAL LIABILITIES	845,088,368	841,329,063	838,958,326
Equity:
Owners Capital	65,000,000	65,000,000	65,000,000
Additional Paid-In-Capital	(27,351,380)	(27,351,380)	(27,351,380)
Retained Earnings-Pre Petition	(726,838,375)	(726,838,375)	(726,838,375)
Retained Earnings-Post Petition	(12,909,663)	(3,465,169)	—

TOTAL Equity	(702,099,418)	(692,654,924)	(689,189,755)
TOTAL LIABILITIES AND EQUITY	$142,988,950	$148,674,139	$149,768,570

Form 3

SUMMARY OF OPERATIONS

Period Ended: March 31, 2012

Case No: 12-43167

Schedule of Post-petition Taxes Payable

	Beginning Balance	Accrued/ Withheld	Payments/ Deposits	Ending Balance
Income Taxes Withheld
Federal	—	$234,170.71	$234,170.71	—
State	—	72,453.54	72,453.54	—
Local	—	40.51	40.51	—

FICA Withheld	—	105,834.73	105,834.73	—

Employers FICA	—	143,033.33	143,033.33	—

Unemployment Tax
Federal	—	686.19	686.19	—
State	—	25,017.54	25,017.54	—

Sales, Use & Excise Taxes	$176.00	3,486.60	—	$3,662.60

Property Taxes	68,891.00	126,838.00	—	195,729.00

Workers’ Compensation(1)	—	—	—	—

Other	—	—	—	—

TOTALS	$69,067.00	$711,561.15	$1,423,122.30	$199,391.60

(1)	Fully insured.

AGING OF ACCOUNTS RECEIVABLE

AND POST-PETITION ACCOUNTS PAYABLE

Age in Days	0-30	31-60	Over 60
Post Petition

Accounts Payable	$188,313.85	$10,820.97	$—
Accounts Receivable	$730,904.02	$4,187,369.57	$7,533,706.29

For all post-petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization: None

Form 4

MONTHLY CASH STATEMENT

Period Ending: March 31, 2012

Cash Activity Analysis (Cash Basis Only):                                                                                      Case No: 12-43167

		General Account	Foreign Collection Account(2)	L/C Collateral Account	Canadian Payroll Account(1)	Petty Cash
A.	Beginning Balance	$4,484,790.03	$—	$5,648,736.31	$7,753.97	$803.29

B.	Receipts	4,297,852.09	588,676.00	—	10,000.00	—

	(Attach separate schedule)
C.	Balance Available	8,782,642.12	588,676.00	5,648,736.31	17,753.97	803.29
	(A+B)

D.	Less Disbursements	3,076,002.92	588,676.00	1,274,008.27	13,917.67	—

	(Attach separate schedule)
E.	ENDING BALANCE	$5,706,639.20	$—	$4,374,728.04	$3,836.30	$803.29
	(C-D)

(1)	In Canadian Dollars
(2)	Account Closed 3/14/12

ATTENTION: Please enter the TOTAL DISBURSEMENT from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment: $3,089,920.59

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan

2.	Account Number	754130292

ForeignCollection Account: (account closed 3/14/12)

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan

2.	Account Number	771064540

L/C Collateral Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan

2.	Account Number	983646019

CanadianPayroll Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. Canada; Toronto, Ontario, Canada

2.	Account Number	4683000035

Other monies on hand (specify type and location) i.e., CD’s, bonds, etc.):

None

Date: April 23, 2012

United Solar Ovonic LLC
Debtor in Possession

Form 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: March 31, 2012

Case No: 12-43167

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: Joseph P. Conroy, Executive Vice President, ECD;	Capacity:	☒ Shareholder
Senior Vice President, USO Operations		☒ Officer
☐ Director
☒ Insider

Detailed Description of Duties:

•	Provides leadership to all operations and manufacturing related activity (Auburn Hills, Greenville 1&2, Tijuana, China JV and Marcegaglia)

•	Responsible for building new equipment to support the company’s technology efforts

•	Provides leadership to all manufacturing, engineering, quality functions (ensures the production of all manufacturing products)

Current Compensation Paid:	Weekly	Or	Monthly
			$26,666.68

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$849.92
Life Insurance			$72.15
Accidental Death & Dismemberment Insurance			$9.62
Long-Term and Short-Term Disability Insurance			$72.50
Employee Assistance Program			$1.69
Retirement			$—
Company Vehicle			$—
Entertainment			$—
Travel			$—

Total Benefits			$1,005.88

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid			$—
Loans			$—
Other (Describe)			$—
Other (Describe)			$—
Other (Describe)	$—		$—
Total Other Payments	$—		$—

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:			$27,672.56

Dated: April 23, 2012	Joseph P. Conroy

Form 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: March 31, 2012

Case No: 12-43167

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Valley Forge Insurance Company	02/01/2013
Workers’ Compensation	American Casualty Company of Reading PA	02/01/2013
General Liability	American Casualty Company of Reading PA	02/01/2013
Property (1st Layer)	Allianz Global Risk US Insurance Company	02/01/2013
Property (2nd Layer)	Lexington Insurance Company	02/01/2013
Automobile Policy	Continental Casualty Company	02/01/2013
Umbrella Policy	Continental Casualty Company	02/01/2013
Foreign Package	Continental Casualty Company	02/01/2013
Special Risk Coverage	Great American Insurance Company	03/18/2013
Directors & Officers	Allied World National Assurance Company	09/30/2012
Directors & Officers	Illinois National Insurance Company	09/30/2012
Directors & Officers	Beazley Insurance Company, Inc. (Lloyd’s of London)	09/30/2012
Employee Practices Liability	Starr Indemnity & Liability Company	09/30/2012
Fiduciary Liability	Starr Indemnity & Liability Company	09/30/2012
Fidelity Bond	Starr Indemnity & Liability Company	09/30/2012
Primary Directors & Officers	Starr Indemnity & Liability Company	09/30/2012
ERISA Bond	Travelers Casualty and Surety Company of America	11/16/2014
Pollution Liability Coverage	Chartis Specialty Insurance	02/01/2014

Form 7